UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2018

Ranger Energy Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 1000
Houston, Texas 77024
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (713) 935-8900

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07                   Submission of Matters to Vote of Security Holders

On Friday, June 15, 2018, Ranger Energy Services, Inc. (“Ranger” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Ranger’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:

Proposal 1 — The Election of Eight Nominees to the Company’s Board of Directors until the Company’s 2019 Annual Meeting of Stockholders and until their successor is elected and qualified or until their earlier death, resignation or removal:

A)              Darron M. Anderson

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
8,901,763	1,985,300	1,162,361

B)              Merrill A. Miller

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
9,063,518	1,823,545	1,162,361

C)              Brett Agee

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
8,867,277	2,019,786	1,162,361

D)           Richard Agee

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
8,866,977	2,020,086	1,162,361

E)            William M. Austin

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
10,477,239	409,824	1,162,361

F)             Charles S. Leykum

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
9,107,312	1,779,751	1,162,361

G)           Gerald Cimador

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
9,140,357	1,746,706	1,162,361

H)          Krishna Shivram

FOR	WITHHOLD	BROKER NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast
10,477,339	409,724	1,162,361

Each director nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2 — The Ratification of the Appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

FOR	AGAINST	ABSTAIN
# of Votes Cast	# of Votes Cast	# of Votes Cast
12,046,723	2,200	0

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as recommended by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER ENERGY SERVICES, INC.

Date: June 19, 2018

	By:	/s/ Darron M. Anderson
	Name:	Darron M. Anderson
	Title:	President, Chief Executive Officer and Director